                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                          Date of Report: July 14, 2006

                               OUTLOOK GROUP CORP.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Wisconsin                000-18815           39-1278569
------------------------------    -----------      -------------------
(State or other jurisdiction      (Commission      (I.R.S. Employer
of incorporation)                 File Number      Identification No.)

1180 American Drive, Neenah, Wisconsin                    54956
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:
                                 (920) 722-2333

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 14, 2006, Outlook Group Corp. announced its results for the fourth quarter of fiscal 2006, ended May 31, 2006, and for the fiscal year then ended. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2006             OUTLOOK GROUP CORP.
                                 (Registrant)

                                 By:      /s/ Paul M. Drewek
                                          --------------------------------------
                                          Paul M. Drewek
                                          Chief Financial Officer

                                       3